UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 13, 2005
                        (Date of earliest event reported)


                              The Eastern Company
             (Exact name of Registrant as specified in its charter)


Connecticut                            0-599                      06-0330020
-----------                            -----                      ----------
 (State or other jurisdiction  (Commission File Number)         (IRS Employer
   of incorporation)                                         Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
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 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
              (Registrant's telephone number, including area code)




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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01         Changes in Registrant's Certifying Accountants.

(a)
   (i) On July 13, 2005, the Audit Committee of the Registrant recommended and approved the dismissal of Ernst & Young LLP as the Registrant's independent registered public accounting firm effective July 13, 2005. On July 13, 2005, the Board of Directors of the Registrant accepted the recommendation of the Audit Committee.

   (ii) The reports of Ernst & Young LLP on the Registrant's consolidated financial statements as of January 1, 2005 and January 3, 2004 and for each of the two fiscal years in the period ended January 1, 2005 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

   (iii) The decision to change the Registrant's independent registered public accounting firm was recommended and approved by the Audit Committee of the Registrant. The Board of Directors of the Registrant accepted the recommendation of the Audit Committee.

   (iv) During the fiscal years ended January 1, 2005 and January 3, 2004 and through the date of this Form 8-K, there were no disagreements between the Registrant and Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the subject matter of the disagreements in connection with its report.

   (v) None of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the "SEC") have occurred during the fiscal years ended January 1, 2005 or January 3, 2004 or through the date of this Form 8-K.

The Registrant has requested Ernst & Young LLP to furnish the registrant with a letter addressed to the SEC stating whether Ernst & Young LLP agrees with the above statements. A copy of Ernst & Young LLP's letter, dated July 18, 2005, is attached as Exhibit 16 to this Form 8-K.

(b) On July 13, 2005, the Audit Committee of the Registrant recommended and approved the appointment of UHY LLP as the Registrant's independent registered public accounting firm, effective July 13, 2005. On July 13, 2005, the Board of Directors of the Registrant accepted the recommendation of the Audit Committee.

     During the fiscal years ended January 1, 2005 and January 3, 2004 and through the date of this Form 8-K, neither the Registrant nor anyone acting on its behalf consulted UHY LLP regarding: (A) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements; or (B) any matter that was either the subject of a disagreement with Ernst & Young LLP on accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in connection with its report, or a "reportable event" as described in Item 304(a)(1)(v) of Regulation S-K of the SEC.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)      Exhibits

         (16) Letter to the Securities and Exchange Commission from Ernst & Young LLP dated July 18, 2005.




                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, The Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           The Eastern Company


Date:  July 18, 2005                       By:  /s/Leonard F. Leganza
       --------------                      --------------------------
                                           Leonard F. Leganza
                                           President and Chief Executive Officer